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                                                                  EXHIBIT 10.41



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         AMENDMENT dated as of October 31, 1999 to the Credit Agreement dated as of April 30, 1998 (as amended by Amendment No. 1 thereto dated as of September 30, 1999, the "CREDIT AGREEMENT") among Beverly Enterprises, Inc. (the "BORROWER"), the BANKS listed therein (the "BANKS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as issuing Bank (the "ISSUING BANK"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                   WITNESSETH

         WHEREAS, the Credit Agreement requires the Borrower and its Subsidiaries to deliver Mortgages (as defined in the Credit Agreement) and to perform certain other related obligations on or prior to October 31, 1999;

         WHEREAS, the Borrower has requested an amendment to the Credit Agreement to (i) extend the time by which Mortgages in respect of certain of the real property collateral listed on Schedule V to the Credit Agreement must be delivered, and related actions taken, to November 30, 1999 and (ii) permit the Borrower to substitute other facilities for such real property collateral if such Mortgages cannot be delivered, or such actions taken, by such date;

         WHEREAS, the Banks and the Agent are willing to amend the Credit Agreement for such purposes on the terms set forth herein,

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Credit Agreement shall, for so long as this Amendment and Waiver remains effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. New Definition of "Alternate Facility". The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:







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         "ALTERNATE FACILITY" means, respect of any Designated Facility, the real property interest of the Borrower or any of its Subsidiaries in a nursing home, related real property improvements and equipment owned and operated by the Borrower or such Subsidiary proposed by the Borrower as substituted collateral to be subjected to a Mortgage in place of the Mortgage to be provided on such Designated Facility, which nursing home, real property improvements and equipment (i) are reasonably acceptable to the Agent and (ii) have associated Consolidated EBITDA for the two fiscal quarters ending June 30, 1999 at least equal to the associated Consolidated EBITDA for such fiscal quarters for such Designated Facility."

         "DESIGNATED FACILITY" means either Facility No. 71 or Facility 660."

         "FACILITY NO. 71" means the Green Hill Manor Nursing Facility nursing home and related real estate improvements and equipment referred to on Schedule V hereto."

         "FACILITY NO. 660" means the Beverly Manor-Honolulu nursing home and related real estate improvements and equipment referred to on Schedule V hereto."

         SECTION 3. Amendment to Definition of "Mortgages". The definition of Mortgages set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "`MORTGAGES' means the mortgages or deeds of trust relating to the real property collateral described in Schedule V hereto (or, in the case of any Designated Facility in respect of which a Mortgage cannot be delivered, or the other actions required under Section 5.20 cannot be taken, on or prior to November 30, 1999, an Alternate Facility with respect to such Designated Facility) in form and substance reasonably satisfactory to the Agent, in each case as the same may be amended from time to time."

         SECTION 4. Amendment to Section 5.20. Section 5.20 of the Credit Agreement is hereby amended by:

         (a) amending the language prior to subsection (a) thereof to read in its entirety as follows:

         "On or prior to (i) in the case of the Mortgages relating to each of the real properties listed on Schedule V hereto (other than a Designated Facility), October 31, 1999 (the "MORTGAGE DUE DATE") and (ii) in the case of the Mortgages




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relating to any Designated Facility or Alternate Facility in respect thereof,
November 30, 1999 (the "ALTERNATE MORTGAGE DUE DATE"),"; and

         (b) adding, at the end of subsection (g) thereof but before the period, the phrase "or the Alternate Mortgage Due Date, as the case may be."

         SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement are true on and as of the Amendment Effective Date and (ii) no Default has occurred and is continuing on such date.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from the Borrower, the Subsidiary Guarantors, the Agent and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.




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